UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

WILSON BANK HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-20402 (Commission File Number)	62-1497076 (I.R.S. Employer Identification No.)

623 West Main Street Lebanon, Tennessee (Address of Principal Executive Offices)		37087 (Zip Code)

(615) 444-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On November 16, 2004, Wilson Bank Holding Company (the “Company”) and its bank subsidiary, Wilson Bank & Trust Company (the “Bank”) entered into an Agreement and Plan of Merger (the “DeKalb Merger Agreement”), dated as of November 16, 2004, by and among, the Company, the Bank and DeKalb Community Bank, a Tennessee state chartered bank (“DeKalb”), 50% of which is owned by the Company. On November 16, 2004, the Company and the Bank also entered into an Agreement and Plan of Merger (the “CBSC Merger Agreement”) dated as of November 16, 2004 by and among, the Company, the Bank and the Community Bank of Smith County (“CBSC”), 50% of which is owned by the Company. Each of the DeKalb Merger Agreement and the CBSC Merger Agreement have been approved by the boards of directors of the Company, the Bank and DeKalb and CBSC, as the case may be.

     Pursuant to the terms of the DeKalb Merger Agreement, if DeKalb’s shareholders approve the merger, DeKalb will merge with and into the Bank, with the Bank surviving. In exchange for their shares of DeKalb common stock, the DeKalb shareholders, other than the Company, will receive for each share of DeKalb common stock owned by them at the effective time of the merger, a number of shares (rounded to the nearest hundredth of a share) of Company common stock, equal to the quotient of the (i) book value per share of the DeKalb common stock at December 31, 2004 divided by (ii) the book value per share of the Company’s common stock, at December 31, 2004 as such book values may be adjusted by Professional Bank Services, Inc. (“PBS”) and as the book value of the Company’s common stock shall be adjusted to account for the Company’s regular dividend expected to be paid to its shareholders in January 2005. Shareholders of DeKalb who do not wish to receive the Company common stock will have the opportunity to dissent from the transaction and seek appraisal rights for the fair value of their shares.

     The DeKalb Merger Agreement contains customary representations and warranties and covenants of the parties thereto and may be terminated upon certain circumstances including a material violation or breach by one of the parties of the terms of the DeKalb Merger Agreement, failure to receive required regulatory approval, failure to obtain the approval of DeKalb’s shareholders, or if the transaction is not consummated on or before April 30, 2005.

     The merger of DeKalb with and into the Bank is expected to close in the first quarter of 2005, subject to the receipt of regulatory approval, the satisfaction of other customary conditions, and the acceptance, by the DeKalb board of directors, of the proposed adjustments by PBS to the book values of the DeKalb and Company common stock.

     Pursuant to the terms of the CBSC Merger Agreement, if CBSC’s shareholders approve the merger, CBSC will merge with and into the Bank, with the Bank surviving. In exchange for their shares of CBSC common stock, the CBSC shareholders, other than the Company, will receive for each share of CBSC common stock owned by them at the effective time of the merger, a number of shares (rounded to the nearest hundredth of a share) of Company common stock, equal to the quotient of the (i) book value per share of the CBSC common stock at December 31, 2004 divided by (ii) the book value per share of the Company’s common stock, at December 31, 2004 as such book values may be adjusted by PBS. Shareholders of CBSC who do not wish to receive the Company common stock will have the opportunity to dissent from the transaction and seek appraisal rights for the fair value of their shares.

     The CBSC Merger Agreement contains customary representations and warranties and covenants of the parties thereto and may be terminated upon certain circumstances including a material violation or breach by one of the parties of the terms of the CBSC Merger Agreement, failure to receive required regulatory approval, failure to obtain the approval of CBSC’s shareholders, or if the transaction is not consummated on or before April 30, 2005.

     The merger of CBSC with and into the Bank is expected to close in the first quarter of 2005, subject to the receipt of regulatory approval, the satisfaction of other customary conditions, and the acceptance by the CBSC board of directors, of the proposed adjustments by PBS to the book values of the CBSC and Company common stock.

     The shares of Company common stock to be issued to the DeKalb and CBSC shareholders are expected to be registered by the Company with the Securities and Exchange Commission.

Additional Information About this Information

     This communication is not a solicitation of a proxy from any security holder of DeKalb or CBSC, as the case may be. The Company intends to file registration statements on Form S-4 with the SEC in connection with the mergers described above and each Form S-4 will contain a prospectus, a proxy statement and other documents for the shareholders’ meetings of DeKalb and CBSC, respectively, at which time the proposed transactions will be considered. The Forms S-4, proxy statements and prospectuses will contain important information about the Company, the Bank, DeKalb, CBSC, the mergers and related matters. Investors and shareholders should read the Forms S-4, the proxy statements and prospectuses and the other documents filed with the SEC in connection with the mergers carefully before they make any decision with respect to the mergers. The Forms S-4, proxy statements and prospectuses, and all other documents filed with the SEC in connection with the mergers will be available when filed free of charge at the SEC’s web site, www.sec.gov. In addition, all documents filed with the SEC by the Company in connection with the mergers will be made available to investors free of charge by writing to: Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087, Attn: Corporate Secretary.

     The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies from DeKalb’s and CBSC’s shareholders. Information concerning the Company’s directors and certain executive officers and their direct and indirect interests in the Company is contained in its proxy statement for its 2004 annual meeting of shareholders. Additional important information regarding the interests of these participants in the mergers will be available in the proxy statements regarding the merger, which investors are encouraged to read. Investors can obtain free copies of these documents from the SEC’s website.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:	/s/ Randall Clemons Randall Clemons
Chief Executive Officer

Date: November 22, 2004